                                 Exhibit 10.24

R.C.C. FINANCE GROUP LTD.

1086 TEANECK ROAD  SUITE 5C                          LEASE NO.__________________
TEANECK, NEW JERSEY 07666
201-833-4480
(Hereinafter called "Lessor")

                                LEASE AGREEMENT

1

ACT TELECONFERENCING, INC.                  COMPUNETIX
1658 COLE BLVD., SUITE 130                  2420 MOSSIDE BLVD.
GOLDEN, COLORADO 80401                      MONROEVILLE, PA 15146
(Hereinafter Called "Lessee")                   (Hereinafter Called "Supplier")

Contact:   GAVIN THOMPSON                   Contact:
Telephone:   303-233-3500                   Telephone:

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QUANTITY       DESCRIPTION OF LEASED EQUIPMENT (Hereinafter Called "equipment")
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          THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE "A", WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.
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2.                                 TERMS OF RENTAL PAYMENTS

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Term of      No. of     Rentals       Amount of Rental           ADDITIONAL PROVISIONS:
Lease        Rental     Payable   Payment In U.S. Currency
             Payments.
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48           48         Monthly   $3,352.00                      EQUIPMENT LOCATION:
Months                            plus all applicable taxes      1243 ISLINGTON AVENUE  TORONTO, ONTARIO  CANADA

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3. ADVANCE RENTALS: Lessee shall pay the first month's and last one months' rental in advance upon the execution of this Lease.

4. LEASING: Lessee hereby leases from Lessor, and Lessor hereby leases to Lessee, in accordance with the terms, provisions, covenants and conditions of this lease, the equipment described above and/or in Schedule "A", which is annexed hereto and made a part hereof.

5. TERM AND RENT. The obligations under this lease shall begin upon the date the Lessor orders the equipment to be leased hereunder and shall end upon the full performance and/or observance of each and every term, provision, covenant and condition set forth in this lease. The term of this lease shall begin on the day the first rental payment is due and shall terminate on the last day of the final rental payment period. Rental payments paid in advance upon execution of this lease shall be deemed to have been earned by Lessor immediately upon Lessor's receipt thereof and shall be applied immediately to satisfy Lessee's obligations to make such payments hereunder. These payments shall not be refundable to Lessee under any circumstances, including (without limitation) any termination of this Lease for any reason prior to the end of its scheduled term in accordance with the terms hereof. The first rental payment shall be due and payable on the day of delivery of all the equipment and thereafter each payment of the rent shall be consecutively paid on the same day of each payment period. In the event of the delivery of only a part of the equipment, a pro rata portion of the rent shall be paid, until delivery of all of the equipment. All rents shall be paid to Lessor at its address set forth above, or as otherwise directed by Lessor in writing.

6. TIME. Time is hereby made of the essence of this lease and of each and of all its terms, provisions, covenants and conditions.

THIS INSTRUMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN THE PARTIES HERETO, AND NO REPRESENTATIONS, ORAL OR WRITTEN, SHALL CONSTITUTE AN AMENDMENT, MODIFICATION OR TERMINATION HEREOF UNLESS SIGNED IN WRITING BY AN OFFICER OF THE LESSOR. THIS LEASE AGREEMENT, WHICH CONSISTS OF THREE PAGES, IS NON-CANCELABLE AND IRREVOCABLE AND IS SUBJECT TO THE TERMS, PROVISIONS, COVENANTS AND CONDITIONS PRINTED ABOVE AND ON PAGE 2 AND PAGE 3 WHICH ARE MADE PART HEREOF AND WHICH LESSEE, BY HIS EXECUTION BELOW AND INITIALING OF PAGE 2 AND PAGE 3, ACKNOWLEDGES THAT LESSEE HAS READ AND AGREES TO.

IN WITNESS WHEREOF, THE LESSEE HAS HEREBY EXECUTED THIS LEASE THIS ____ DAY OF ___________,19__.


ACCEPTED___________, 1998               ACT TELECONFERENCING, INC.

                                        BY: ___________________________________
R.C.C. FINANCE GROUP LTD.                   (Authorized Signature and Title)

By_________________________   Attest: __________________________________________
                                      Secretary of Corporation or Witness if
                                      not Corporation)

         PAGE 1 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGES)


7. SELECTION OF EQUIPMENT; ACCEPTANCE; WARRANTIES; REPRESENTATIONS. Lessee acknowledges that Lessee has selected both the equipment and the Supplier from whom Lessor covenants to purchase the equipment at Lessee's request. Lessee further acknowledges that Lessor has no expertise or special familiarity about or with respect to the equipment and that Lessor did not participate in any way in Lessee's selection of the equipment or of the Supplier. Lessee agrees to accept the equipment if delivered in good repair, and to execute the delivery receipt supplied by Lessor, as evidence thereof. Lessee agrees to hold Lessor harmless from specific performance of this lease and from damages, if, for any reason, the Supplier fails to deliver the equipment so ordered. Lessee agrees that any delay in delivery of the equipment shall not affect the validity of this lease. LESSEE AGREES THAT THE EQUIPMENT LEASED HEREUNDER IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSE, AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF SAID EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Lessor hereby assigns, without recourse, to Lessee for and during the term of this lease any applicable factory warranty covering the equipment leased hereunder.

      LESSEE ACKNOWLEDGES AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALESMAN, EMPLOYEE, REPRESENTATIVE OR AGENT OF THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF LESSOR, AND THAT NONE OF THE ABOVE ARE AUTHORIZED TO WAIVE OR ALTER ANY TERM, PROVISION, COVENANT OR CONDITION OF THIS LEASE, OR MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THIS LEASE OR THE EQUIPMENT LEASED HEREUNDER. Lessee further acknowledges and agrees that Lessee, in executing this lease, has relied solely upon the terms, provisions, covenants and conditions contained herein, and any other statements, warranties or representations, if any, by the supplier, or any salesman, employee, representative or agent of the supplier, have not been relied upon, and shall not in any way affect Lessee's obligation to pay the rent and otherwise perform as set forth in this lease.

     THIS LEASE CONSTITUTES A NET LEASE AND LESSEE AGREES THAT ITS OBLIGATIONS TO PAY ALL RENT AND OTHER SUMS PAYABLE HEREUNDER AND THE RIGHTS OF LESSOR AND ITS ASSIGNEE IN AND TO SUCH RENT AND OTHER SUMS, ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, REDUCTION, SET OFF, DEFENSE, COUNTERCLAIM OR RECOUPMENT DUE OR ALLEGED TO BE DUE TO, OR BY REASON OF, ANY PAST, PRESENT OR FUTURE CLAIMS WHICH LESSEE MAY HAVE AGAINST LESSOR, ANY ASSIGNEE, THE MANUFACTURER OR SELLER OF THE EQUIPMENT, OR AGAINST ANY PERSON WHATSOEVER.

      Lessee represents and warrants that: (a) The execution, delivery and performance of the Lease Documents and compliance with the terms thereof do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound. (b) Each of the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee, in accordance with the terms thereof, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting the enforcement of creditors rights generally. (c) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency which would adversely affect the financial condition of Lessee or its ability to perform its obligations under the Lease Documents. Lessee has no knowledge of any default under any obligation for borrowed money which would have the same effect.

8. ERRORS IN ESTIMATED COST: As used in this paragraph "actual cost" means the cost to Lessor of purchasing and delivering the equipment to Lessee, including taxes, transportation charges, and all other expenses and charges. The amount of each rental payment initially set forth above is based on the total cost of the equipment as ordered by Lessor in its purchase order which is an estimate and each shall be adjusted proportionately if the actual cost of the equipment differs from said estimate. Lessee hereby authorizes Lessor to correct the amount of each rental payment when the actual cost is known.

9. LOCATION, INSTALLATION AND USE OF EQUIPMENT. The equipment shall be delivered to Lessee and installed by Lessee at Lessee's own expense, and thereafter kept at the location specified above. Lessee shall not remove the equipment from the aforementioned location without Lessor's prior written consent. Lessee shall use the equipment in a careful and proper manner and shall comply with all laws, regulations and ordinances relating to its possession, use and maintenance. Lessee shall affix the labels supplied by Lessor, upon a visible place on each item of equipment, and maintain the same on each. Lessor shall have the right from time to time during reasonable business hours to enter upon the Lessee's premises for the purpose of inspecting the equipment.

10. MAINTENANCE: Lessee shall, at Lessee's own expense, maintain the equipment in good operating condition, repair and appearance, and protect same from deterioration other than normal wear and tear. LESSEE SPECIFICALLY WAIVES ANY OBLIGATION IMPOSED UPON LESSOR TO MAINTAIN AND/OR REPAIR THE EQUIPMENT. Lessee shall only use the equipment in the regular course of Lessee's business and within normal capacity. Lessee shall not make any modifications, alterations or additions to the equipment without the prior written consent of Lessor, and then, all such modifications, alterations and additions shall belong to Lessor. The equipment shall remain personal property at all times and Lessee shall not so affix the equipment to realty so as to change its nature to real property.

11. OWNERSHIP. The equipment is, and shall at all times be and remain, personal property, and title thereto shall remain in Lessor exclusively, notwithstanding that the equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon, real property, or any building thereon, or attached in any manner to that which is permanent, by any means whatsoever. Upon the expiration or termination of this lease, Lessee shall, at Lessee's own expense, promptly return the equipment by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify, in the same condition as received, reasonable wear and tear expected. IT IS THE INTENT OF LESSEE AND OF LESSOR THAT THIS LEASE BE A TRUE LEASE.

12. LOSS OR DAMAGE. Lessee shall bear the entire risk of loss, theft, destruction, damage or disrepair of the equipment or any part thereof for any cause whatsoever. No such loss, damage, theft, destruction or disrepair of the equipment shall relieve Lessee of the obligation to pay rent or from any other obligation under this lease. In the event of any of the above, Lessee, at Lessee's own expense and at Lessor's option, shall either (a) repair the equipment, returning same to its previous condition, unless unrepairable; or (b) replace same with like equipment of equivalent value, in good condition and acceptable to Lessor, which shall become the property of the Lessor; or (c) immediately pay Lessor all rent due and to become due under this lease or such amounts as may be allocated by Lessor to specific items of equipment. All proceeds of insurance received by Lessor as a result of such loss or damage shall, where applicable, be applied toward the replacement or repair of the equipment or the payment of the obligations of Lessee hereunder.

13. INSURANCE. Lessee shall keep the equipment insured against all risks of loss, theft, or damage from every cause whatsoever for its full insurable value, with Lessor as loss payee, and, Lessee shall carry public liability insurance insuring both Lessor and Lessee against damages and claims for personal injury, death and property damage. All such insurance shall be in form, amount and with companies satisfactory to Lessor. Each Policy of Insurance shall provide for 30 days prior written notice of cancellation or modification to Lessor. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the policies of insurance or duplicates thereof, and such other evidence of coverage satisfactory to Lessor. Lessee hereby irrevocably appoints Lessor as Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Lessee agrees if Lessee shall fail to procure, maintain and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof, with the next rental payment.

14. INDEMNITY. Lessee shall, and does hereby, indemnify and save Lessor harmless from any and all losses and/or liability, including, but not limited to STRICT LIABILITY IN TORT, for funds advanced to Supplier, and for taxes, costs and expenses, including reasonable attorneys' fees, arising out of the purchase, ownership, location, installation, possession, leasing, renting, operation, control, use, maintenance, repair, delivery and/or return of the equipment. Lessee shall be credited with any proceeds received by Lessor from insurance policies paid for or obtained by Lessee. The obligations of Lessee under this paragraph shall continue indefinitely.

        PAGE 2 OF 3 PAGE LEASE AGREEMENT (CONTINUED ON FOLLOWING PAGE)

15. TAXES, FEES AND LIENS. Lessee shall pay all, or reimburse Lessor when invoiced by Lessor for, charges, registration, permit and license fees, assessments, taxes, interest and penalties (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, maintenance, purchase, possession or use of the equipment, or upon this lease, or the rental payments or any other sums due or to become due hereunder. Lessee shall not rent, sublet, pledge, loan, mortgage, or attempt in any manner to dispose of the equipment or to suffer any liens or legal process to be placed, incurred or levied upon the same. Lessee shall immediately notify Lessor of the occurrence of any of the above; shall pay all sums for taxes, fees, charges, assessments, penalties and interest; and shall keep the equipment free of levies, liens and encumbrances. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If the Lessor shall so pay any of the aforementioned, then the Lessee shall remit such amount with the next installment of rent.

16. DEFAULT. If Lessee shall default in the payment of any rent or in the making of any other payment hereunder when due, or in the payment when due of any indebtedness of Lessee to Lessor arising independently of this lease, or in the event of any default, breach or failure to perform or observe any terms, provisions, covenants or conditions contained in this lease or in any other lease or agreement between Lessor and Lessee, or if any proceeding in bankruptcy, reorganization, receivership or insolvency shall be commenced by or against Lessee or Lessee's property or assets, or if Lessee makes an arrangement, extension or any assignment for the benefit of one or more of Lessee's creditors, or if Lessee seeks relief under any other law providing for the relief of debtors, or Lessee, if an individual, dies or is judicially declared incompetent, or any of the above described events occur with respect to any guarantor or any other party liable for payment or performance of this lease, then, and in any of such events, if and to the extent permitted by applicable law, Lessor shall have the right to exercise any one or more of the remedies set forth below.

17. REMEDIES. Upon the happening of any one or more events of default set forth above, Lessor shall have the right without notice or demand, to declare the entire balance of rent due and to become due hereunder, together with such other sums as may be due and payable hereunder, to be immediately due and payable, whereupon the same shall become immediately due and payable; and/or commence an action against Lessee for the total rental payments due and to become due under this lease and for all other sums due or to become due hereunder; and/or without demand or legal process to enter into the premises where the equipment may be found and take possession of and remove same, whereupon all right of Lessee in the equipment shall terminate absolutely; and/or retain all prior payments of rent and of all other sums and the equipment; and/or retain all prior payments of rent and of all other sums and sell the equipment at public or private sale with or without notice to Lessee, at which sale Lessor may be purchaser, and the proceeds of such sale less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, storing, repairing, reselling, delivering, commissions and reasonable attorney's fees will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or retain all prior payments of rent and of all other sums and lease the equipment to another with or without notice to Lessee and the proceeds of such leasing less all expenses incurred by Lessor in connection therewith, including, but not limited to retaking, repairing, delivering, commissions and reasonable attorneys' fees, will be applied to the total rent due and to become due for the balance of the term of this lease, and all other sums due or to become due hereunder, with Lessee remaining liable for the balance thereof; and/or any other remedy in law and/or equity available to Lessor. Lessee shall be liable for all expenses and costs Lessor incurs or may incur in connection with the enforcement of any of its remedies herein, including all collection fees and reasonable attorneys' fees. If Lessee shall fail to pay when due and any rental payment portion thereof or any other sums due or to become due hereunder, Lessee shall pay Lessor a late charge of ten percent (10%) per month of such rent or other sum, but not higher than the maximum amount of interest allowed by law. All the remedies of Lessor hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise, and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lessor of any right or remedy hereunder preclude any other or further exercise of any partially exercised right or remedy or any other right or remedy.

18. WAIVER OF NOTICE AND HEARING. LESSEE HEREIN WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A HEARING WITH RESPECT TO THE RIGHT OF AND THE REPOSSESSION OF THE EQUIPMENT BY LESSOR IN THE EVENT OF A DEFAULT HEREUNDER BY LESSEE. LESSEE AGREES LESSOR MAY REPOSSESS SAID EQUIPMENT WITHOUT NOTICE AND WITHOUT A HEARING AND WITHOUT OTHER LEGAL PROCESSES, AND LESSEE SPECIFICALLY WAIVES ANY RIGHT TO NOTICE AND TO A HEARING AND TO OTHER LEGAL PROCESSES.

19. ASSIGNMENT. Without Lessor's prior written consent, Lessee shall not assign, transfer, sublet, pledge, hypothecate or otherwise dispose of this lease or any interest herein. Lessor may assign this lease in whole or in part, without notice to Lessee, and such assignee shall have all of the rights but none of the obligations of Lessor under this lease. Lessee shall recognize each such assignment and covenants not to assert against the assignee any defense, counterclaim or setoff that Lessee has or may hereafter have against Lessor, and agrees to pay such rent and other payments due and to become due hereunder to assignee.

20. LAWS GOVERNING. LESSOR and LESSEE agree that this lease shall be deemed to have been made in the State of New Jersey regardless of the order in which the signatures of the parties shall be affixed hereto. Lessor and Lessee further agree that this lease shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of New Jersey except for local recording acts. For the purpose of resolving any issue pertaining to conflict of laws, this lease shall be deemed to have been executed in the State of New Jersey and all of the terms, provisions, covenants and conditions contained in this lease is each to be deemed to be and be fully performed and/or observed in the State of New Jersey. Lessee hereby agrees that all actions or proceeding arising, directly or indirectly, from this lease shall be litigated, at the option of Lessor, in courts having situs within the State of New Jersey and Lessee hereby consents to the jurisdiction of any local, state or federal court selected by Lessor that is located within the State of New Jersey and agrees not to disturb such choice of Forum by Lessor.

21. ARBITRATION. At Lessor's sole election, Lessor may submit any matter arising out of or relating to this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association in Bergen County, New Jersey or any other site of our choice. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof.

22. UCC FILINGS. Lessee agrees to execute UCC Financing Statements and all amendments thereto and authorizes Lessor to file the same. Lessee authorizes Lessor or its agents or assigns to execute and file UCC Financing Statements and all amendments thereto without the Lessee's signature being affixed thereon. Lessee grants to Lessor a specific power of attorney for Lessor to execute and file on Lessee's behalf any document, including, but not limited to, UCC financing statements and all amendments thereto that Lessor deems necessary to perfect or protect Lessor's interest in the equipment or pursuant to the Uniform Commercial Code. Lessee agrees to pay Lessor the costs of filing such UCC Financing Statements and all amendments thereto. Lessee and Lessor intend this transaction to be a True Lease, but if any court or tribunal, having power to bind the Lessee or Lessor, should conclude that all or part of this transaction is not a True Lease but is in the nature of a sale, consignment, or other transaction, the Lessee and Lessor intend and the Lessee hereby grants a continuing security interest in the equipment and proceeds from the sale, rent, or other disposition of the equipment from the date of this agreement to secure the payment of all Lessee's indebtedness to Lessor. No rights or remedies referred to in Article 2A of the Uniform Commercial code will be conferred on Lessee unless expressly granted in this Lease or a Schedule.

23. NOTICE. Any notice, request or other communication to either party by the other will be given in writing and deemed received upon the earlier of actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to Lessor or Lessee, at the address set out on the face of this Lease or, one day after it is sent by courier or facsimile transmission if receipt is verified by the receiving party.

24 MISCELLANEOUS All obligations of the Lessee if more than one, shall be joint and several. Lessee shall provide Lessor with a copy of Lessee's annual financial statement within ninety (90) days after the close of Lessee's business year. Lessee also authorizes Lessor to amplify the description of the equipment and to correct any and all patent errors or omissions in the typewritten or handwritten portions of this and all related documents. This lease shall be binding upon the parties, their successors, legal representatives and assigns and is a valid and subsisting legal instrument, and no provision which may be deemed unenforceable shall in any way invalidate any other provision or provisions, all of which shall remain in full force and effect. All paragraph headings are inserted for reference purposes only and shall not affect the interpretation or meaning of this agreement.

                       PAGE 3 OF 3 PAGE LEASE AGREEMENT

LESSOR:  R.C.C. FINANCE GROUP LTD.                            LEASE #

LESSEE: ACT TELECONFERENCING, INC.

                         ACKNOWLEDGMENT AND ACCEPTANCE
                            OF EQUIPMENT BY LESSEE

                  THE   ITEMS DESCRIBED ON EQUIPMENT SCHEDULE
             'A', WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

LESSEE HEREBY ACKNOWLEDGES THAT THE EQUIPMENT DESCRIBED ABOVE HAS BEEN RECEIVED IN GOOD CONDITION AND REPAIR, HAS BEEN PROPERLY INSTALLED, TESTED, AND INSPECTED, AND IS OPERATING SATISFACTORILY IN ALL RESPECTS FOR ALL OF LESSEE'S INTENDED USES AND PURPOSES. LESSEE HEREBY ACCEPTS UNCONDITIONALLY AND IRREVOCABLY THE EQUIPMENT

BY SIGNATURE BELOW, LESSEE SPECIFICALLY AUTHORIZES AND REQUESTS LESSOR TO MAKE PAYMENT TO THE SUPPLIER OF THE EQUIPMENT. LESSEE AGREES THAT SAID EQUIPMENT HAS NOT BEEN DELIVERED, INSTALLED, OR ACCEPTED ON A TRIAL BASIS.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

DATE OF ACCEPTANCE:             Lessee: ACT TELECONFERENCING, INC.

_________________, 1998         By:_____________________________________________

                                Attest:_________________________________________
                                       Secretary (or Witness if not corporation)

IMPORTANT:

THIS DOCUMENT HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. DO NOT SIGN THIS DOCUMENT UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT AND ARE COMPLETELY SATISFIED WITH IT.

                           CERTIFICATE OF AUTHORITY
                              FOR EQUIPMENT LEASE

R.C.C. FINANCE GROUP LTD.
1086 TEANECK ROAD
TEANECK, NEW JERSEY  07666

          The undersigned certifies to R.C.C. FINANCE GROUP LTD. (RCC) that the following resolution was duly adopted by the Board of Directors of ACT TELECONFERENCING, INC., a corporation existing under the laws of ____________, at a meeting duly held on _______________________, 19__; that the same has not been modified or rescinded and is not in conflict with any provision of the charter, bylaws, or any agreement of said corporation:

               "RESOLVED that the lease of certain equipment by this Corporation from RCC is hereby approved, and any officer of this Corporation is authorized, in the name and on behalf of this Corporation, to execute and deliver to RCC a lease covering such equipment, at such rental, and containing such other terms and provisions, as may be approved by the officer executing the same, his execution thereof to be deemed conclusive evidence of such approval, and any officer for this Corporation is also authorized, in the name and on behalf of this Corporation, to execute and deliver such documents and take such other action as he may deem necessary or advisable to effectuate and perform such lease."

The undersigned further certifies that the duly elected officers and/or authorized officials of said Corporation and the respective offices held by them are:

President_______________________________________________________________________
                                                  Specimen Signature

Vice President__________________________________________________________________
                                                  Specimen Signature

Treasurer_______________________________________________________________________
                                                  Specimen Signature

Secretary_______________________________________________________________________
                                                  Specimen Signature

Other___________________________________________________________________________
                                                  Specimen Signature

Signed and sealed this ____________ day of _____________________, 19

(Corporate Seal)

                                                       _________________________
                                                       Secretary

I, the undersigned, President of the corporation above named, do hereby certify that the foregoing certificate is in all respects true and contains a true copy of the resolutions adopted by the Board of Directors of said corporation.

                                                       _________________________
                                                       President

                   [LETTERHEAD OF R.C.C. FINANCE GROUP LTD.]

To:      Agency
         Name:________________________________________________ Date ____________

         Address:________________________________________________ Lease #_______

         City:_____________________________________ State:________ Zip:_________

         Phone No: ________________________________ Fax:________________________
         Attention:_____________________________________________________________

From:    ACT TELECONFERENCING, INC.
         1658 COLE BLVD., SUITE 130
         GOLDEN, COLORADO 80401

Gentlemen:

We have entered into a lease agreement with R.C.C. FINANCE GROUP LTD., lessor, which has been assigned to __________________________________________, assignee, covering the equipment shown below.

The equipment location is: ___________________________________. This is a net
lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify lessor and assignee at once in the form of a copy of the insurance policy or Certificate of Insurance. If the latter is sent, please include therein the standard 30 day notice of cancellation clause.

X    Physical Damage:    Insurance is to be provided for fire, theft, extended
                         coverage, vandalism and malicious mischief for full value of the equipment.

                         Lessor and assignee are to be named as Loss Payees, as their interest may appear.

X    Liability:          Coverage should be written with minimum limits of
                         $100,000/$300,000 for BODILY INJURY and $50,000
                         property damage. Lessor and assignee are to be named
                         Additional Insured parties.

Titled Vehicle Limits: The minimum limits for each vehicle lease shall be:
                            Bodily injury liability per individual   $500,000.00
                            Bodily injury liability per accident     $500,000.00
                            Property Damage liability                $250,000.00
                            Fire, Theft and Comprehensive            Full

EQUIPMENT TO BE INSURED:                                        EQUIPMENT COST:
THE ITEMS DESCRIBED ON EQUIPMENT SCHEDULE 'A',                  $117,737.50
WHICH IS ANNEXED HERETO AND MADE A PART HEREOF.

If you have any questions, please do not hesitate to call the Insurance Department at 201.833.8840

Thank you,

BY:_____________________________________    DATE:____________________________

                            EQUIPMENT SCHEDULE "A"

Schedule referred to in and made a part of agreement by and between R.C.C. FINANCE GROUP LTD. as lessor and ACT TELECONFERENCING, INC. as lessee

         EQUIPMENT LOCATION:       1243 ISLINGTON AVENUE
                                   TORONTO, ONTARIO CANADA

QTY      DESCRIPTION                                                                      SERIAL #
-1-      COMPUNETIX ACT 72 PORT CONTEX 240 SYSTEM - AC P/N: 00-2616-0240-DA2
-5-      COMPUNETIX WINDOWS 3.X OPERATOR CONSOLE KIT - P/N: 00-9021-0210







INCLUDING, BUT NOT LIMITED TO, REPLACEMENT PARTS, SUBSTITUTIONS, ADDITIONS, ACCESSORIES, AND PROCEEDS THEREOF.

This Schedule 'A' is attached to and made a part of R.C.C. FINANCE GROUP LTD. lease #_______ and constitutes a true and accurate description of the equipment.

R.C.C. FINANCE GROUP LTD.               ACT TELECONFERENCING, INC.
(Lessor)                                (Lessee)

____________________________            _________________________________

                              OPTION TO PURCHASE

ADDENDUM ANNEXED TO AND MADE PART OF LEASE AGREEMENT # ___________, BY AND BETWEEN R.C.C. FINANCE GROUP LTD. ("LESSOR") AND ACT TELECONFERENCING, INC. ("LESSEE")

Provided that Lessee shall have made all payments due under the above referenced Lease and provided, further, that there is no default in compliance with any of the terms or conditions thereof, Lessee shall have the option to purchase the Equipment covered by and described in said Lease, in whole and not in part, in its then condition and at its then location, on an "as-is, where is" basis, as of the expiration date of said Lease.

This option is only exercisable by delivery of written notice to Lessor at least thirty (30) days prior to the expiration date of said Lease, together with delivery of payment of the full net cash price of said Equipment, plus applicable taxes.

The net cash purchase price will be $1.00.

This Option to Purchase must be exercised no later than five (5) days prior to the original expiration of the Lease Term. The original expiration of the Lease Term shall be -48- months subsequent to the date Lessee executes an "Acknowledgment and Acceptance of Delivery" for the Leased Equipment.

Time is of the essence of this option.

Any notice required by this Addendum shall be by U.S. Mail, Registered, Return Receipt Requested.

LESSEE:   ACT TELECONFERENCING, INC.

BY:       ______________________________
           (Name and Title)

DATE:     ______________________________

LESSOR:  R.C.C. FINANCE GROUP LTD.

BY:       ______________________________

DATE:     ______________________________